QuickLinks -- Click here to rapidly navigate through this document

Exhibit 4.7

ARTICLES OF INCORPORATION
OF
COORS DISTRIBUTING COMPANY OF DENVER

        We, Leo N. Bradley, Thomas J. Carney and Tim L. Campbell, all persons over 21 years of age, desirous of becoming a body corporate, as incorporators, hereby verify the following to be the Articles of Incorporation of Coors Distributing Company of Denver.

ARTICLE I

Name.

        The name of the Corporation shall be: Coors Distributing Company of Denver.

ARTICLE II

Duration.

        The Corporation shall have perpetual duration.

ARTICLE III

Purposes.

        The purposes for which the Corporation is organized are as follows:

          a.     To engage in the business of the wholesale distribution of fermented malt beverages, alcoholic beverages, and other similar and/or related products.

          b.     To have and exercise all powers necessary, proper, advisable, or conceivable for the accomplishment of the purposes or the furtherance of the powers herein set forth, either alone or associated with others, and incidental or pertaining to, or growing out of, or connected with, its business or powers, provided the same be not inconsistent with the laws of the United States of America and the State of Colorado.

ARTICLE IV

Stock.

        The Corporation shall have the authority to issue 50,000 shares of common stock, said stock being without par value.

ARTICLE V

Initial Registered Office.

        The address of the Corporation's initial registered office is 1717 Washington Avenue, Golden, Colorado, 80401. The name of the initial registered agent at said address is Leo N. Bradley.

ARTICLE VI

Directors.

        The initial Board of Directors shall consist of five persons. Names and addresses of the persons who are to serve as Directors until the first annual meeting of shareholders or until their successors are elected and qualified are as follows:

Harvey V. Gorman 11975 W. 22nd Place Golden, Colorado 80401
Samuel A. Simmons 8500 Meadowlark Drive Lakewood, Colorado 80226
Edwin O. Edlund 13605 Braun Road Golden, Colorado 80401
Bernard O. Claar 13890 Braun Road Golden, Colorado 80401
Earl K. Madsen 416 Plateau Parkway Golden, Colorado 80401

ARTICLE VII

Incorporators.

        The name and address of each incorporator of the Corporation is as follows:

Leo N. Bradley 353 Castle Rock Road Golden, Colorado 80401
Thomas J. Carney 2001 Foothills Road Golden, Colorado 80401
Tim L. Campbell 333 Castle Rock Road Golden, Colorado 80401

        The foregoing Articles of Incorporation are dated this 25th day of September, 1970.

/s/ LEO N. BRADLEY Leo N. Bradley
/s/ THOMAS J. CARNEY Thomas J. Carney
/s/ TIM L. CAMPBELL Tim L. Campbell

STATE OF COLORADO	)
) ss.
County of Jefferson	)

        I, Eleanor Z. Frye, a Notary Public, hereby certify that on the 25th day of September, 1970, personally appeared before me, Leo N. Bradley, Thomas J. Carney, Tim L. Campbell, who being by me first duly sworn, severally declare that they are the persons who signed the foregoing documents as incorporators, and that the statements contained therein are true.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of September, 1970.

/s/ ELEANOR Z. FRYE Notary Public

My commission expires:
April 29, 1973.

[SEAL]

ARTICLES OF INCORPORATION

OF

COORS DISTRIBUTING COMPANY OF DENVER

        Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

        FIRST: The name of the corporation is Coors Distributing Company of Denver

        SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on September 7, 1971 in the manner prescribed by the Colorado Corporation Act:

        RESOLVED, that the name of the company be "Coors Distributing Company" and the Articles of Incorporation of the company be amended to adopt such corporate name.

Filing fee [Illegible]

SUBMIT IN DUPLICATE

        THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

        FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

Class	Number of Shares
None (Note 1)

        FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was None.

        SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

Number of Shares Voted
Class	For	Against
None (Note 1)

        SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

          No change (Note 2)

        EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

          No change (Note 2)

Dated September 8, 1971

	Coors Distributing Company of Denver			(Note 3)
	By:	/s/ [Illegible] Its President	) ) )
[SEAL]			)	(Note 4)
)
	and	/s/ EARL K. MADSEN Its Secretary	) ) )
STATE OF COLORADO	)
) ss.
County of Jefferson	)

        Before me, Eleanor Z. Frye a Notary Public in and for the said County and State, personally appeared Earl K. Madsen who acknowledged before me that he is the Secretary of Coors Distributing Company of Denver, a Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes therein set forth, and that the facts contained therein are true.

        In witness whereof I have hereunto set my hand and seal this 7th day of September A.D. 1971.

        My commission expires April 29, 1973

/s/ ELEANOR Z. FRYE
Notary Public

[SEAL]

Notes:	1.	If inapplicable, insert "Note."
	2.	If inapplicable, insert "No change."
	3.	Exact corporate name of corporation adopting the Articles of Amendment.
	4.	Signatures and titles of officers signing for the corporation.

SUBMIT IN DUPLICATE

        SUBMIT IN DUPLICATE

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

        Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

        FIRST: The name of the corporation is (note 3) Coors Distributing Company

        SECOND: The following amendment was adopted by the shareholders of the corporation on May 11, 1983, in the manner prescribed by the Colorado Corporation Act:

        Article III, Paragraph A, of the Articles of Incorporation is amended in its entirety to read as follows:

    To transact any lawful business or business for which corporation may be incorporated pursuant to the Colorado Corporation Code.

  THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

        FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

CLASS		NUMBER OF SHARES
NONE (Note 1)

        FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was NONE.

        SIX: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

CLASS		NUMBER OF SHARES VOTED
	NONE (Note 1)	For Against

        SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

NO CHANGE (Note 2)

        EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

NO CHANGE (Note 2)

	COORS DISTRIBUTING COMPANY,		(Note 3)
	By	/s/ Max W. Goodwin
Its President
(Note 4)
	and	/s/ [Illegible]
	as	Its Secretary
STATE OF COLORADO,
County of Jefferson

        Before me, Patricia J. Smith, a Notary Public in and for the said County and State, personally appeared Max W. Goodwin who acknowledged before me that he is the President of Coors Distributing Company, a Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes therein set forth, and that the facts contained therein are true.

        In witness whereof I have hereunto set my hand and seal this 11th day of May A.D. 1983

        My Commission expires Sept. 5, 1984                /s/ Patricia J. Smith

                                                                                      c/o Adolph Coors Company
                                                                                      Golden, CO 80401

NOTES:	1.	If inapplicable, insert "None."
	2.	If inapplicable, insert "No change."
	3.	Exact corporate name of corporation adopting the Articles of Amendment. (If this is a change of name amendment, the name before this amendment is filed)
	4.	Signatures and titles of officers signing for the corporation.

        SUBMIT IN DUPLICATE means original TYPED copy and first carbon copy, or xerox copies both having original signatures & verifications.

        This form is not acceptable with ATTACHMENTS or TYPING ON REVERSE SIDE. If there is not adequate space, Form D-1 may be used as a pattern or guide. Please use legal or letter size typing paper. Type on one side only.

COMPUTER UPDATE COMPLETED
BT

[Illegible] for office use only

MAIL TO
[Illegible]

STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT, OR BOTH.

SUBMIT ONE
Filing fee $5.00
This document must be typewritten.

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited partnership organized under the laws of Colorado submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado.

        First: The name of the corporation or limited partnership is:

            Coors Distributing Company

        Second: the address of its REGISTERED OFFICE is 1280 West 47th Avenue, Denver, Colorado 80211

        Third: The name of its REGISTERED AGENT is John E. Mohn

        Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

        Fifth: The address of its place of business in Colorado is 1280 West 47th Avenue, Denver, CO 80211

		Coors Distributing Company		(Note 1)
		By	/s/ [Illegible]	(Note 2)
STATE OF	Colorado		Its Exec. Vice president
COUNTY OF	Denver

        Subscribed and sworn to before me this 22nd day of November, 1983

My commission expires August 24, 1986.

/s/ [Illegible]
Notary Public (Note 4)
1280 W. 47th Ave., Denver, CO 80211
Address
Notes	1.	Exact name of corporation or limited partnership making the statement.
	2.	Signature and title of officer signing (for the corporation, must be president or vice president, for a limited partnership, must be a general partner).
	3.	Regarding profit corporations: This statement may be executed by the registered agent when it involves only a registered address change. A copy of this statement has been forwarded to the corporation by the registered agent.
	4.	Signature of notary public must be exactly as shown on notarial seal, and must agree with notarial commission.

STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT, OR BOTH,
OF
COORS DISTRIBUTING COMPANY

To The Secretary of State
of the State of Colorado

        Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation, organized under the laws of the State of Colorado submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Colorado:

        First: The name of the corporation is Coors Distributing Company

        Second: The address of its previous REGISTERED OFFICE was Just east of Golden, CO 80401

        Third: The address to which its REGISTERED OFFICE is to be changed is 12th & East Streets, Golden, CO 80401

        Fourth: The name of its previous REGISTERED AGENT was Lowell C. Sund

        Fifth: The name of its successor REGISTERED AGENT is Thomas B. Robinson

        Sixth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

        Seventh: The address of its place of business in Colorado is 12th & East Streets, Golden, CO 80401

        Dated November 21, 1986.

COORS DISTRIBUTING COMPANY		(Note 1)
By	/s/ John E. Mohn	(Note 2)
its Vice President

        STATE OF Colorado

        County of Jefferson

        Before me, Ann Boe, a Notary Public in and for the said County and State, personally appeared John Mohn who acknowledged before me that he is the Vice President of Coors Distributing Company a Colorado corporation, that he signed the foregoing, and that the statements contained therein are true.

        In witness whereof I have hereunto set my hand and seal this 21st day of November, A.D. 1986

        My commission expires 12/23/89

/s/ Ann Boe
c/o Adolph Coors Company Golden, CO 80401

        COMP. CH'D. T.R.

        COMPUTER CK'D. ARB

NOTES:	1.	Exact corporate name of corporation making the statement.
	2.	Signature and title of officer signing for the corporation, — must be President or Vice-President.
	3.	Signature of Notary Public must be exactly as shown on Notarial Seal, and must agree with notarial commission.

        Filing fee $5.00

        Submit One

COMPUTER UPDATE COMPLETED
AB

[Illegible]

MAIL TO:
Colorado Secretary of State
Corporations Office
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 866-2361

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

        Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

        FIRST: The name of the corporation is (note 1) Coors Distributing Company

        SECOND: The following amendment to the Articles of Incorporation was adopted on July 13, 1987, as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

        ☐ Such amendment was adopted by the board of directors where no shares have been issued.

        ☒ Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

        A new Article VIII is adopted, as follows:

ARTICLE VIII

Indemnification

        The corporation may indemnify its directors, officers, employees and agents against liabilities and expenses incurred in their corporate capacities in a manner consistent with the provisions of the Colorado Corporation Code.

        THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: None

        FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:    None

COORS DISTRIBUTING COMPANY		(Note 1)
By:	/s/ [Illegible] Its President
and	/s/ [Illegible] Its Secretary	(Note 2)

        COMP. CH'D B.G.T.

        COMP. CH'D T.R.

        COMPUTER UPDATE COMPLETE

Note:	1.	Exact name of corporation adopting the Articles of Amendments.
	2.	Signature and title of officers signing for the corporation.

STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT, OR BOTH,
OF
COORS DISTRIBUTING COMPANY

        To The Secretary of State of the State of Colorado

        Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation, organized under the laws of the State of Colorado submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Colorado:

        First: The name of the corporation is Coors Distributing Company

        Second: The address of its previous REGISTERED OFFICE was 12th and East Streets, Golden, CO 80401

        Third: The address to which its REGISTERED OFFICE is to be changed is 12th and East Streets, Golden, CO 80401

        Fourth: The name of its previous REGISTERED AGENT was Thomas B. Robinson

        Fifth: The name of its successor REGISTERED AGENT is M. Caroline Turner

        Sixth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

        Seventh: The address of its place of business in Colorado is 12th and East Streets, Golden, CO 80401

        Dated April 28, 1988.

COORS DISTRIBUTING COMPANY		(Note 1)
By	/s/ John Mohn	(Note 2)
Its Vice President

        STATE OF Colorado

        County of Jefferson

        Before me, Ann Boe, a Notary Public in and for the said County and State, personally appeared John Mohn who acknowledged before me that he is the Vice President of Coors Distributing Company, a Colorado corporation, that he signed the foregoing, and that the statements contained therein are true.

        In witness whereof I have hereunto set my hand and seal this 11th day of May, A.D. 1988.

        My commission expires 12/23/89

/s/ Ann L Boe
c/o Adolph Coors Company Golden, CO 80401
NOTES:	1.	Exact corporate name of corporation making the statement.
	2.	Signature and title of officer signing for the corporation, — must be President or Vice-President.
	3.	Signature of Notary Public must be exactly as shown on Notarial Seal, and must agree with notarial commission.

Filing fee [Illegible]

SUBMIT ONE

COMPUTER UPDATE COMPLETE
AJM

QuickLinks

ARTICLES OF INCORPORATION OF COORS DISTRIBUTING COMPANY OF DENVER
ARTICLE I Name .
ARTICLE II Duration .
ARTICLE III Purposes .
ARTICLE IV Stock .
ARTICLE V Initial Registered Office .
ARTICLE VI Directors .
ARTICLE VII Incorporators .
ARTICLES OF INCORPORATION OF COORS DISTRIBUTING COMPANY OF DENVER
ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION
COMPUTER UPDATE COMPLETED BT
STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH, OF COORS DISTRIBUTING COMPANY
COMPUTER UPDATE COMPLETED AB
MAIL TO: Colorado Secretary of State Corporations Office 1560 Broadway, Suite 200 Denver, Colorado 80202 (303) 866-2361
ARTICLES OF AMENDMENT to the ARTICLES OF INCORPORATION
STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH, OF COORS DISTRIBUTING COMPANY
COMPUTER UPDATE COMPLETE AJM